UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

TILT HOLDINGS INC

(Exact name of registrant as specified in its charter)

British Columbia	000-56422	83-2097293
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

, Arizona
7655 E Redfield Road, Suite 110 Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)

(480) 867-6100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 1.03 and Item 9.01 of the Current Report on Form 8-K filed on November 7, 2025 (the “Original Form 8-K”) to file materials as required by the Initial Order (the “Ordered Materials”).  The Ordered Materials were not available at the time of filing of the Original Form 8-K.  No other changes have been made to the Original Form 8-K.

Item 1.01 Entry Into a Material Definitive Agreement

On November 3, 2025, TILT Holdings Inc. (the “Company”) and its subsidiaries, Jimmy Jang, L.P., Baker Technologies, Inc., Commonwealth Alternative Care, Inc., and Jupiter Research, LLC (“Jupiter”, and collectively, the “Subsidiary Borrowers”) entered into a Secured Note Purchase Agreement, with Jordan Geotas, as the noteholder representative (the “Noteholder Representative”) on behalf of the purchasers named therein (the “2025 NPA”). Pursuant to the 2025 NPA, Subsidiary Borrowers issued by way of private placement senior secured promissory notes in the aggregate principal amount of up to US$2,000,000 (the “2025 Bridge Notes”) to the holders with a maturity date of June 1, 2026 (the “Maturity Date”). The 2025 Bridge Notes bear interest at the rate of 10% if the note is identified as a funded note or does not bear interest if the note is identified as an in-kind note.

The 2025 Bridge Notes are secured by a security interest in all of the assets of the Subsidiary Borrowers.  This security interest is subordinate to the security interest in certain assets that were pledged by Jupiter to secure a revolving credit facility. In addition, the proceeds of any substantial asset sales shall be applied to repay amounts owed to Smoore Shenzhen Technology Limited.  The 2025 Bridge Notes are also guaranteed by the Company and all subsidiaries of the Company. The equity interests in all subsidiaries of the Company have also been pledged as security for the obligations under the 2025 Bridge Notes.

The 2025 NPA includes affirmative and negative covenants, events of default, representations and warranties that are customary for debt securities of this type. The 2025 Bridge Notes may be accelerated and all remedies may be exercised by the holders in case of an event of default under the 2023 Bridge Notes, which includes events that customarily constitute an event of default for debt securities of this type as well as upon a change of control, the termination of Tim Conder’s employment with the Company for any reason and the failure by the Company to appoint a replacement for Mr. Conder within 90 days that is approved to the Noteholder Representative or any event of default under the Secured Note Purchase Agreement dated as of November 1, 2019, as amended by the First Amendment to Secured Note Purchase Agreement dated as of February 15, 2023, by and among the Subsidiary Borrowers, the Company, Noteholder Representative, Noteholders and AP Noteholders (as defined therein) (as amended, the “2019 NPA”).

In addition, pursuant to the 2025 NPA, the Company agreed to keep the number of directors on the Company’s board of directors (the “Board”) at five, of which two directors will be designated by the Noteholder Representative. The Company has also agreed to permit the Noteholder Representative or its designee to attend all meetings of the Board in a non-voting observer capacity. Such person shall be subject to customary confidentiality obligations.

Mark Scatterday, a former director of the Company and a beneficial owner of greater than five percent of the Company’s securities, through an affiliated entity, Mak One LLLP, holds US$990,000 in principal amount of the 2025 Bridge Notes. Mr. Scatterday, through his direct or indirect ownership of the Company’s common shares and securities convertible into common shares, beneficially owns approximately 21.99% of the Company’s issued and outstanding common shares.

Robert Crompton, a beneficial owner of greater than five percent of the Company’s securities, through an affiliated entity, RHC3, LLLP, holds US$350,000 in principal amount of the 2025 Bridge Notes. Mr. Crompton, through his direct or indirect ownership of the Company’s common shares and securities convertible into common shares, beneficially owns approximately 7.4% of the Company’s issued and outstanding common shares.

Adam Draizin, a former director of the Company, through an affiliated entity, Callisto Collaborations LLC, holds US$80,000 in principal amount of the 2025 Bridge Notes.

The 2025 Bridge Notes were offered and issued in reliance on exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”) and/or Regulation D promulgated under the Act.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the 2025 NPA, the Pledge Agreement, the Security Agreement, the Guaranty, the Canadian Security Agreement, the Trademark Security Agreement, the Canadian Trademark Security Agreement, the Patent Security Agreement, the Canadian Patent Security Agreement, the Subordination and Intercreditor Agreement, the form of 2023 Bridge Notes, and the Consent Letter which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, and 10.10, respectively, and incorporated by reference herein.

Item 1.03 Bankruptcy or Receivership

On November 7, Item the Company announced it has reached agreement with the holders (the “Noteholders”) of senior secured notes of the Company (the “Senior Notes”), and that the Supreme Court of British Columbia (the “Court”) has issued an initial order (“Initial Order”) granting the Company protection under the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36, as amended (“CCAA”). The Initial Order provides for, among other things: (i) a stay of proceeding in favor of the Company and (ii) the appointment of PricewaterhouseCoopers to serve as monitor (“Monitor”) during the restructuring (the “Restructuring Process”).

Through the Restructuring Process, the Company intends to seek approval of and implement a plan of arrangement (the “Plan”) that will take the Company private by cancelling all existing equity interests and issuing equity to the Noteholders. Other creditors of the Company will be unaffected. TILT anticipates seeking permission to hold a meeting of the Noteholders to vote on the Plan at a later hearing anticipated to be on November 17, 2025. The proposed Restructuring Process is the result of agreements reached with Noteholders representing a significant majority of the outstanding Senior Notes, the Board’s evaluation of the Company’s financial situation, the Board’s consideration of all alternatives available to the Company and the Board’s consultation with the Company’s legal and financial advisors. Based on such evaluation, consideration and consultations, the Board has determined that the proposed Restructuring Process and the Plan is in the best interests of the Company and all of its stakeholders.

Mark Scatterday, Robert Crompton and Deyong Wang, a beneficial owner of greater than five percent of the Company’s securities, are participating in the Restructuring Process as Noteholders.  Mr. Wang through his direct or indirect ownership of the Company’s common shares and securities convertible into common shares, beneficially owns approximately 8.46% of the Company’s issued and outstanding common shares.

The Company has notified Cboe Canada of the foregoing and expects that its common shares, no par value per share, will cease trading on Cboe Canada and OTCID.  The Company expects to cease reporting as a public reporting company.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Pre-Filing Report of Proposed Monitor, Affidavit of S. Danielisz, Affidavit of T. Conder, Initial Order and Petition of TILT Holdings Inc., which are filed herewith as Exhibits 10.13, 10.14, 10.15, 10.16, and 10.17, respectively, and incorporated by reference herein.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On November 7, 2025, the Company issued a press release announcing the Restructuring Process and the 2025 Bridge Notes. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
10.1*#

Secured Note Purchase Agreement dated November 3, 2025 by and among TILT Holdings Inc., Jimmy Jang, L.P., Baker Technologies, Inc., Commonwealth Alternative Care, Inc., Jupiter Research, LLC, and Jordan Geotas, as noteholder representative (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on November 7, 2025).

10.2

Pledge Agreement dated November 3, 2025 by and among TILT Holdings Inc., Jimmy Jang Holdings Inc., Jimmy Jang L.P., Jupiter Research, LLC, Baker Technologies, Inc., Sea Hunter Therapeutics, LLC, Commonwealth Alternative Care, Inc., SH Finance Company, LLC, JJ Blocker Co., SFNY Holdings, Inc., Standard Farms New York, LLC, CGSF Group, LLC, Standard Farms Ohio, LLC, Standard Farms LLC, and the other subsidiaries a party thereto, and Jordan Geotas, as noteholder representative (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed on November 7, 2025).

10.3*

Security Agreement dated November 3, 2025 by and among TILT Holdings Inc., Jimmy Jang Holdings Inc., Jimmy Jang L.P., Jupiter Research, LLC, Baker Technologies, Inc., Sea Hunter Therapeutics, LLC, Commonwealth Alternative Care, Inc., SH Finance Company, LLC, JJ Blocker Co., SFNY Holdings, Inc., Standard Farms New York, LLC, CGSF Group, LLC, Standard Farms Ohio, LLC, Standard Farms LLC and in favor of Jordan Geotas, as noteholder representative (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed on November 7, 2025).

10.4

Guaranty dated November 3, 2025, by and among TILT Holdings Inc., Jimmy Jang Holdings Inc., Jimmy Jang L.P., Jupiter Research, LLC, Baker Technologies, Inc., Sea Hunter Therapeutics, LLC, Commonwealth Alternative Care, Inc., SH Finance Company, LLC, JJ Blocker Co., SFNY Holdings, Inc., Standard Farms New York, LLC, CGSF Group, LLC, Standard Farms Ohio, LLC, Standard Farms LLC and in favor of Jordan Geotas, as noteholder representative (incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K filed on November 7, 2025).

10.5*

Canadian Security Agreement dated November 3, 2025, by TILT Holdings Inc., and in favor of Jordan Geotas, as noteholder representative (incorporated by reference to Exhibit 10.5 to the Company’s Form 8-K filed on November 7, 2025).

10.6#

Trademark Security Agreement dated November 3, 2025, by and among TILT Holdings Inc., Jupiter Research, LLC and Jordan Geotas, as noteholder representative (incorporated by reference to Exhibit 10.6 to the Company’s Form 8-K filed on November 7, 2025).

10.7#

Canadian Trademark Security Agreement dated November 3, 2025, by and between Jupiter Research, LLC and Jordan Geotas, as noteholder representative (incorporated by reference to Exhibit 10.7 to the Company’s Form 8-K filed on November 7, 2025).

10.8#

Patent Security Agreement dated November 3, 2025, by and between Jupiter Research, LLC and Jordan Geotas, as noteholder representative.  (incorporated by reference to Exhibit 10.8 to the Company’s Form 8-K filed on November 7, 2025)

10.9#

Canadian Patent Security Agreement dated November 3, 2025, by and between Jupiter Research, LLC and Jordan Geotas, as noteholder representative (incorporated by reference to Exhibit 10.9 to the Company’s Form 8-K filed on November 7, 2025).

10.10*

Subordination and Intercreditor Agreement dated November 3, 2025, by and among Entrepreneur Growth Capital LLC, TILT Holdings Inc., and Jupiter Research, LLC (incorporated by reference to Exhibit 10.10 to the Company’s Form 8-K filed on November 7, 2025).

10.11	Form of 2025 Bridge Funded Note (incorporated by reference to Exhibit 10.11 to the Company’s Form 8-K filed on November 7, 2025).
10.12	Form of 2025 Bridge In-Kind Note (incorporated by reference to Exhibit 10.12 to the Company’s Form 8-K filed on November 7, 2025).
10.13	Pre-Filing Report of the Proposed Monitor dated November 6, 2025 (filed herewith).
10.14	Affidavit of S. Danielisz filed November 7, 2025 (filed herewith).
10.15	Affidavit of T. Conder filed November 7, 2025 (filed herewith).
10.16	Initial Order made November 7, 2025 (filed herewith).
10.17	Petition of TILT Holdings Inc. dated November 7, 2025 (filed herewith).

Exhibit No.	Description
99.1	Press Release dated November 7, 2025 (filed herewith).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

* In accordance with Item 601(a)(6) of Regulation S-K, certain information (indicated by [***]) has been excluded from this exhibit.

# Certain schedules and exhibits have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILT Holdings Inc.

Date: November 10, 2025	By:	/s/ Tim Conder
	Name:	Tim Conder
	Its:	Chief Executive Officer